SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 29, 2004
                                                -------------------------------

Commission     Registrant, State of Incorporation,        I.R.S. Employer
File Number    Address and Telephone Number               Identification No.

1-3526         The Southern Company                       58-0690070
               (A Delaware Corporation)
               270 Peachtree Street, N.W.
               Atlanta, Georgia 30303
               (404) 506-5000
1-3164         Alabama Power Company                      63-0004250
               (An Alabama Corporation)
               600 North 18th Street
               Birmingham, Alabama 35291
               (205) 257-1000
1-6468         Georgia Power Company                      58-0257110
               (A Georgia Corporation)
               241 Ralph McGill Boulevard, N.E.
               Atlanta, Georgia 30308
               (404) 506-6526
0-2429         Gulf Power Company                         59-0276810
               (A Maine Corporation)
               One Energy Place
               Pensacola, Florida 32520
               (850) 444-6111
001-11229      Mississippi Power Company                  64-0205820
               (A Mississippi Corporation)
               2992 West Beach
               Gulfport, Mississippi 39501
               (228) 864-1211
1-5072         Savannah Electric and Power Company        58-0418070
               (A Georgia Corporation)
               600 East Bay Street
               Savannah, Georgia 31401
               (912) 644-7171
333-98553      Southern Power Company                     58-2598670
               (A Delaware Corporation)
               270 Peachtree Street, N.W.
               Atlanta, Georgia 30303
               (404) 506-5000

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.


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Item 12.     Results of Operations and Financial Condition.
             ---------------------------------------------

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On January 29, 2004, The Southern Company ("Southern Company") issued a press release regarding its earnings for the quarter and year ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the quarter and year ended December 31, 2003 is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

                       Use of Non-GAAP Financial Measures

         In the press release attached hereto as Exhibit 99.01, Southern Company, in addition to presenting its earnings information in conformity with accounting principles generally accepted in the U.S. ("GAAP"), has also provided non-GAAP earnings data that reflect adjustments to exclude a one-time after-tax expense of $37 million, or 5 cents per share, associated with an interim state regulatory order in December 2003 related to the request of Mississippi Power Company ("Mississippi Power") to place additional capacity from Plant Daniel into retail rates and to exclude a one-time after-tax gain of $88 million, or 11 cents per share, in May 2003 associated with the termination of all long-term wholesale contracts between subsidiaries of Dynegy, Inc. and each of Mississippi Power and Southern Power Company ("Southern Power"). Southern Company believes that these non-GAAP financial measures are useful to investors because the items excluded are not indicative of Southern Company's continuing operating results and are excluded by Southern Company's management for planning and forecasting purposes. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

                                    Exhibits

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power, Savannah Electric and Power Company and Southern Power. Accordingly, this report is also being furnished on behalf of each such registrant.

         The following exhibits relate to the quarter and year ended December 31, 2003:

Exhibit 99.01         Press Release.

Exhibit 99.02         Financial Highlights.

Exhibit 99.03         Significant Factors Impacting EPS.

Exhibit 99.04         Analysis of Consolidated Earnings.

Exhibit 99.05         Kilowatt Hour Sales.

Exhibit 99.06         Financial Overview.



                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     January 29, 2004            THE SOUTHERN COMPANY



                                      By /s/W. Dean Hudson
                                          W. Dean Hudson
                                           Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By /s/Wayne Boston
                                          Wayne Boston
                                       Assistant Secretary